Exhibit 99.1

TTM TECHNOLOGIES, INC. REPORTS THIRD QUARTER

2013 RESULTS

COSTA MESA, CA – October 30, 2013 – TTM Technologies, Inc. (Nasdaq: TTMI), a major global printed circuit board (PCB) manufacturer, today reported results for the third quarter of 2013, which ended September 30, 2013.

Third Quarter 2013 Highlights

-	Net sales were $338.7 million

-	GAAP net loss attributable to stockholders was $7.7 million, or $0.09 per share

-	Non-GAAP net income attributable to stockholders was $11.6 million, or $0.14 per diluted share

-	A warranty claim of $6.0 million negatively impacted both revenue and profit and reduced EPS by $0.06 per diluted share

Third Quarter 2013 Financial Results

Net sales for the third quarter of 2013 were $338.7 million compared to $338.0 million in the second quarter of 2013 and $339.0 million in the third quarter of 2012.

GAAP operating loss for the third quarter of 2013 was $1.2 million compared to operating income of $28.3 million in the second quarter of 2013 and an operating loss of $202.7 million in the third quarter of 2012.

During the third quarter of 2013, the company recorded an additional charge of $6 million, or $0.06 per diluted share, for warranty claims associated with a specific product quality issue originally identified in the second quarter of 2013. The charge recorded in the third quarter includes the Company’s best estimate of all remaining costs expected to be incurred related to this matter.

Also included in operating results for the third quarter of 2013, were charges of $14.1 million for severance and asset impairments resulting from the closure of TTM’s facility in Suzhou, China (MAS). Excluding these charges, operating income would have been $13.0 million.

GAAP net loss attributable to stockholders for the third quarter of 2013 was $7.7 million, or $0.09 per share. This compares to GAAP net income attributable to stockholders of $13.1 million, or $0.16 per diluted share, in the second quarter of 2013 and a net loss of $208.3 million, or $2.54 per share, in the third quarter of 2012.

On a non-GAAP basis, net income attributable to stockholders for the third quarter of 2013 was $11.6 million, or $0.14 per diluted share. This compares to non-GAAP net income attributable to stockholders of $7.7 million, or $0.09 per diluted share, for the second quarter of 2013 and $17.3 million, or $0.21 per diluted share, for the third quarter of 2012.

Adjusted EBITDA for the third quarter of 2013 was $42.3 million, or 12.5 percent of net sales, compared to adjusted EBITDA of $39.1 million, or 11.6 percent of net sales, for the second quarter of 2013 and $44.5 million, or 13.1 percent of net sales, for the third quarter of 2012.

During the third quarter, the cash settlement was completed for the transaction in which TTM sold its controlling equity interest in the SYE plant and acquired the remaining equity interest in the DMC plant. TTM received $80 million net from this transaction.

“Our third quarter revenue and non-GAAP earnings were within our guidance range for the quarter,” said Kent Alder, CEO of TTM. “We were pleased with the robust sequential increase in sales in our cellular phone and computing end markets which was driven by strong seasonal demand for our advanced technology PCBs used in smartphones and tablets.”

“Offsetting some of the positive business trends we experienced during the quarter, were higher costs incurred relating to a warranty claim, which negatively impacted our operating results. As we enter the fourth quarter, we are focused on executing our revenue ramp and driving efficiencies to improve our bottom line results,” concluded Mr. Alder.

Business Outlook

For the fourth quarter of 2013, TTM estimates that revenue will be in the range of $350 million to $370 million, and non-GAAP earnings attributable to stockholders in the range of $0.18 to $0.24 per diluted share.

To Access the Live Webcast/Conference Call

The Company will host a conference call and webcast to discuss the third quarter 2013 results and the fourth quarter 2013 outlook on Wednesday, October 30, 2013, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time).

Telephone access is available by dialing domestic 1-877-941-9205 or international 1-480-629-9818. The conference call also will be webcast on TTM Technologies’ website at www.ttmtech.com.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM Technologies’ website at www.ttmtech.com.

About Our Non-GAAP Financial Measures

This release includes information about the Company’s non-GAAP net income attributable to stockholders and non-GAAP earnings per share attributable to stockholders, which are non-GAAP financial measures. The Company presents non-GAAP financial information to enable investors to see the company through the eyes of management and to provide better insight into the Company’s ongoing financial performance.

Management believes that the non-GAAP financial information – which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt, asset impairments, restructuring and other unusual or infrequent items (such as the gain realized on the SYE transaction) as well as the associated tax impact of these items – provides additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. The Company compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Safe Harbor Statement

This release contains forward-looking statements that relate to future events or performance. These statements reflect the Company’s current expectations, and the Company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other company statements will not be realized. Furthermore, readers are cautioned that these statements involve risks and uncertainties, many of which are beyond the company’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the company’s dependence upon the electronics industry, contemplated significant capital expenditures and related financing requirements, the Company’s dependence upon a small number of customers, the unpredictability of and potential fluctuation in future revenues and operating results and other “Risk Factors” set forth in the Company’s most recent SEC filings.

About TTM

TTM Technologies, Inc. is a major global printed circuit board manufacturer, focusing on quick-turn and technologically advanced PCBs and the backplane and sub-system assembly business. TTM stands for time-to-market, representing how the Company’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttmtech.com.

- Tables Follow -

TTM Technologies, Inc. Reports Third Quarter 2013 Results

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

	Third Quarter		Second Quarter	First Three Quarters
	2013	2012	2013	2013	2012
CONSOLIDATED STATEMENTS OF OPERATIONS
Net sales	$338,691	$339,011	$338,021	$1,002,104	$966,933
Cost of goods sold	290,252	286,695	289,564	854,478	803,448

Gross profit	48,439	52,316	48,457	147,626	163,485

Operating expenses:
Selling and marketing	8,865	8,735	9,559	27,614	26,365
General and administrative	24,293	23,735	26,141	76,992	69,323
Amortization of definite-lived intangibles	2,329	4,104	2,327	6,984	12,122
Restructuring charges	3,357	—	—	3,357	—
Impairment of long-lived assets	10,782	18,082	—	10,782	18,082
Impairment of goodwill and definite-lived intangibles	—	200,335	—	—	200,335
Gain on sale of assets	—	—	(17,917)	(17,917)	—

Total operating expenses	49,626	254,991	20,110	107,812	326,227

Operating income (loss)	(1,187)	(202,675)	28,347	39,814	(162,742)
Interest expense	(5,848)	(6,429)	(5,923)	(18,049)	(19,226)
Loss on extinguishment of debt	—	(5,527)	—	—	(5,527)
Other, net	2,692	1,117	633	4,326	2,516

Income (loss) before income taxes	(4,343)	(213,514)	23,057	26,091	(184,979)
Income tax (provision) benefit	(3,365)	850	(9,345)	(13,494)	(7,802)

Net income (loss)	(7,708)	(212,664)	13,712	12,597	(192,781)
Net (income) loss attributable to noncontrolling interest	—	4,322	(575)	(2,016)	4,444

Net income (loss) attributable to stockholders	$(7,708)	$(208,342)	$13,137	$10,581	$(188,337)

Earnings (loss) per share attributable to stockholders:
Basic	$(0.09)	$(2.54)	$0.16	$0.13	$(2.30)
Diluted	$(0.09)	$(2.54)	$0.16	$0.13	$(2.30)
Weighted average common shares:
Basic	82,630	81,929	82,595	82,458	81,752
Diluted	82,630	81,929	82,975	83,025	81,752

SELECTED BALANCE SHEET DATA
	September 30, 2013	December 31, 2012
Cash and cash equivalents	$270,534	$285,433
Accounts and notes receivable, net	267,313	301,509
Inventories	145,109	146,012
Total current assets	718,955	765,612
Property, plant and equipment, net	806,906	833,678
Other non-current assets	67,603	77,672

Total assets	$1,593,464	$1,676,962

Short-term debt, including current portion long-term debt	$96,204	$30,004
Accounts payable	216,250	186,745
Total current liabilities	452,141	369,880
Debt, net of discount	436,485	527,541
Total long-term liabilities	476,498	554,252
Noncontrolling interest	—	98,883
Total stockholders’ equity	664,825	752,830

Total liabilities and stockholders’ equity	$1,593,464	$1,676,962

SUPPLEMENTAL DATA
	Third Quarter		Second Quarter	First Three Quarters
	2013	2012	2013	2013	2012
Gross margin	14.3%	15.4%	14.3%	14.7%	16.9%
Operating margin	(0.4)	(59.8)	8.4	4.0	(16.8)

End Market Breakdown[1]:

	Third Quarter		Second Quarter
	2013	2012	2013
Aerospace/Defense	16%	16%	16%
Cellular Phone	21	18	17
Computing/Storage/Peripherals	19	21	16
Medical/Industrial/Instrumentation	9	9	8
Networking/Communications	30	29	38
Other	5	7	5

Stock-based Compensation:

	Third Quarter		Second Quarter
	2013	2012	2013
Amount included in:
Cost of goods sold	$252	$253	$254
Selling and marketing	304	115	335
General and administrative	1,275	2,089	1,994

Total stock-based compensation expense	$1,831	$2,457	$2,583

Operating Segment Data:

	Third Quarter		Second Quarter
	2013	2012	2013
Net sales:
Asia Pacific	$206,460	$215,746	$209,631
North America	132,608	123,861	129,669

Total sales	339,068	339,607	339,300
Inter-segment sales	(377)	(596)	(1,279)

Total net sales	$338,691	$339,011	$338,021

Operating segment income:
Asia Pacific	$(7,313)	$(206,806)	$23,642
North America	8,455	8,235	7,032

Total operating segment income (loss)	1,142	(198,571)	30,674
Amortization of definite-lived intangibles	(2,329)	(4,104)	(2,327)

Total operating income (loss)	(1,187)	(202,675)	28,347
Total other expense	(3,156)	(10,839)	(5,290)

Income (loss) before income taxes	$(4,343)	$(213,514)	$23,057

RECONCILIATIONS[2]
	Third Quarter		Second Quarter	First Three Quarters
	2013	2012	2013	2013	2012
Non-GAAP gross profit reconciliation[3] :
GAAP gross profit	$48,439	$52,316	$48,457	$147,626	$163,485
Add back item:
Amortization of definite-lived intangibles	—	—	—	—	47
Stock-based compensation	252	253	254	809	829

Non-GAAP gross profit	$48,691	$52,569	$48,711	$148,435	$164,361

Non-GAAP gross margin	14.4%	15.5%	14.4%	14.8%	17.0%
Non-GAAP operating income reconciliation[4] :
GAAP operating income (loss)	$(1,187)	$(202,675)	$28,347	$39,814	$(162,742)
Add back items:
Amortization of definite-lived intangibles	2,329	4,104	2,327	6,984	12,169
Stock-based compensation	1,831	2,457	2,583	6,744	7,445
Gain on sale of assets	—	—	(17,917)	(17,917)	—
Impairments and restructuring charges	14,139	218,417	—	14,139	218,417

Non-GAAP operating income	$17,112	$22,303	$15,340	$49,764	$75,289

Non-GAAP operating margin	5.1%	6.6%	4.5%	5.0%	7.8%
Non-GAAP net income and EPS attributable to stockholders reconciliation[5] :
GAAP net income (loss) attributable to stockholders	$(7,708)	$(208,342)	$13,137	$10,581	$(188,337)
Add back items:
Amortization of definite-lived intangibles	2,329	4,104	2,327	6,984	12,169
Stock-based compensation	1,831	2,457	2,583	6,744	7,445
Non-cash interest expense	2,134	1,977	2,094	6,283	5,877
Gain on sale of assets	—	—	(17,917)	(17,917)	—
Impairments, restructuring and other charges	14,139	223,944	—	14,139	223,944
Income taxes[6]	(1,080)	(6,799)	5,480	2,320	(10,652)

Non-GAAP net income attributable to stockholders	$11,645	$17,341	$7,704	$29,134	$50,446

Non-GAAP earnings per diluted share attributable to stockholders	$0.14	$0.21	$0.09	$0.35	$0.61
Adjusted EBITDA reconciliation[7] :
GAAP net income (loss)	$(7,708)	$(212,664)	$13,712	$12,597	$(192,781)
Add back items:
Income tax provision (benefit)	3,365	(850)	9,345	13,494	7,802
Interest expense	5,848	6,429	5,923	18,049	19,226
Amortization of definite-lived intangibles	2,329	4,104	2,327	6,984	12,169
Depreciation expense	22,527	21,046	23,118	68,782	60,324
Stock-based compensation	1,831	2,457	2,583	6,744	7,445
Gain on sale of assets	—	—	(17,917)	(17,917)	—
Impairments, restructuring and other charges	14,139	223,944	—	14,139	223,944

Adjusted EBITDA	$42,331	$44,466	$39,091	$122,872	$138,129

Adjusted EBITDA margin	12.5%	13.1%	11.6%	12.3%	14.3%

[1]	Certain reclassifications of prior year end market percentages have been made to conform to the current year presentation. Beginning in the first quarter of 2013, we reclassified substrate PCBs, which were included in the Other end market, into the end markets that the substrate PCBs are sold into—predominantly Cellular Phone.
[2]	This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income attributable to stockholders, non-GAAP EPS attributable to stockholders, and adjusted EBITDA to the financial information in our consolidated statements of operations.
[3]	Non-GAAP gross profit and gross margin measures exclude amortization of intangibles and stock-based compensation expense.
[4]	Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, and restructuring and impairment charges.
[5]	This information provides non-GAAP net income attributable to stockholders and non-GAAP EPS attributable to stockholders, which are non-GAAP financial measures. Management believes that both measures — which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, and restructuring and impairment charges as well as the associated tax impact of these charges and discrete tax items — provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.
[6]	Previously, the adjustment reported represented the tax effect of other non-GAAP adjustments. We have changed the definition such that the amount now represents the adjustment necessary to remove the effect of discrete tax items as well as the tax effect of the other non-GAAP adjustments shown in the table. All prior periods have been changed to conform to this methodology.
[7]	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, restructuring and impairment charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.

Contact: Todd Schull, CFO

  714-327-3000